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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 21, 1998 included in Towne Services, Inc.'s Registration Statement on Form S-1 (File No. 333-53341) and to all references to our Firm included in this registration statement.


                                        /s/  Arthur Anderson LLP


Atlanta, Georgia
December 8, 1998